EX-99.19A

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	June 2024
Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on June 28, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0217	21%	0.1837	25%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0833	79%	0.5513	75%
Total (per common share)	0.1050	100%	0.7350	100%

Average annual total return (in relation to NAV) for the 5 years ending on 5/31/24				5.94%
Annualized current distribution rate expressed as a percentage of NAV as of 5/31/24				7.10%

Cumulative total return (in relation to NAV) for the fiscal year through 5/31/24				13.94%
Cumulative fiscal year distributions as a percentage of NAV as of 5/31/24				4.14%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseadvisors.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseAdvisors.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	July 2024
Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on July 31, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0216	21%	0.2052	24%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0834	79%	0.6348	76%
Total (per common share)	0.1050	100%	0.8400	100%

Average annual total return (in relation to NAV) for the 5 years ending on 6/30/24				6.17%
Annualized current distribution rate expressed as a percentage of NAV as of 6/30/24				6.95%

Cumulative total return (in relation to NAV) for the fiscal year through 6/30/24				17.10%
Cumulative fiscal year distributions as a percentage of NAV as of 6/30/24				4.64%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseadvisors.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseAdvisors.com

Tortoise Capital

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	August 2024
Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on Aug. 30, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Tortoise Power and Energy Infrastructure Fund, Inc.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0212	20%	0.2257	24%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0838	80%	0.7193	76%
Total (per common share)	0.1050	100%	0.9450	100%

Average annual total return (in relation to NAV) for the five years ending on July 31, 2024				6.87%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2024				6.84%

Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2024				19.86%
Cumulative fiscal year distributions as a percentage of NAV as of July 31, 2024				5.13%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseadvisors.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseAdvisors.com

Tortoise Capital

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	September 2024
Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on September 30, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Tortoise Power and Energy Infrastructure Fund, Inc.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0215	20%	0.2325	22%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0835	80%	0.8175	78%
Total (per common share)	0.1050	100%	1.0500	100%

Average annual total return (in relation to NAV) for the five years ending on August 30, 2024				8.12%
Annualized current distribution rate expressed as a percentage of NAV as of August 30, 2024				6.72%

Cumulative total return (in relation to NAV) for the fiscal year through August 30, 2024				22.65%
Cumulative fiscal year distributions as a percentage of NAV as of August 30, 2024				5.60%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseadvisors.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseAdvisors.com

Tortoise Capital

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	October 2024
Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on Oct. 31, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Tortoise Power and Energy Infrastructure Fund, Inc.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0163	16%	0.2540	22%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0887	84%	0.9010	78%
Total (per common share)	0.1050	100%	1.1550	100%

Average annual total return (in relation to NAV) for the five years ending on September 30, 2024				7.69%
Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2024				6.73%

Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2024				23.09%
Cumulative fiscal year distributions as a percentage of NAV as of September 30, 2024				6.17%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseadvisors.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseAdvisors.com

Tortoise Capital

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	November 2024
Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on Nov. 29, 2024, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Tortoise Power and Energy Infrastructure Fund, Inc.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0256	24%	0.2961	24%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital	0.0794	76%	0.9639	76%
Total (per common share)	0.1050	100%	1.2600	100%

Average annual total return (in relation to NAV) for the five years ending on October 31, 2024				9.12%
Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2024				6.58%

Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2024				26.76%
Cumulative fiscal year distributions as a percentage of NAV as of October 31, 2024				6.58%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseadvisors.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseAdvisors.com